Exhibit 10.7

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXECUTION VERSION

AMENDMENT NUMBER FIVE TO

AIRCRAFT LEASE AGREEMENT

Dated as of June 20, 2019

BETWEEN

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION

(f/k/a Wells Fargo Bank Northwest, National Association), not in its individual capacity,

but solely as owner trustee

as Lessor

AND

SUN COUNTRY, INC.

DBA SUN COUNTRY AIRLINES

(formerly known as MN Airlines, LLC)

as Lessee

Concerning:

One (1) Boeing 737-700 (737-73V) Aircraft

Manufacturer’s Serial Number 30241

U.S. Registration Number N710SY

AMENDMENT NUMBER FIVE TO AIRCRAFT LEASE AGREEMENT

This AMENDMENT NUMBER FIVE TO AIRCRAFT LEASE AGREEMENT (this"Amendment") is dated as of June 20, 2019 and is entered into between WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION (f/k/a Wells Fargo Bank Northwest, National Association), not in its individual capacity, but solely as owner trustee ("Lessor") and SUN COUNTRY, INC. DBA SUN COUNTRY AIRLINES (formerly known as MN Airlines, LLC), a corporation incorporated and existing under the laws of Minnesota ("Lessee").

RECITALS

WHEREAS, C.I.T. Leasing Corporation (“CITLC”) and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of January 14, 2009, as supplemented by that certain Lease Supplement dated as of January 30, 2009, which was recorded as one instrument by the Federal Aviation Administration on February 4, 2009 and assigned Conveyance No. SB003509, and as amended by that certain Amendment Number One to Aircraft Lease Agreement dated as of November 30, 2011, which was recorded by the Federal Aviation Administration on January 6, 2012 and assigned Conveyance No. JB004755, and as further amended by that certain Amendment Number Two to Aircraft Lease Agreement dated as of October 15, 2013, which was recorded by the Federal Aviation Administration on December 11, 2013 and assigned Conveyance No. NW006692, and as further amended by that certain Amendment Number Three to Aircraft Lease Agreement dated as of June 9, 2015, which was recorded by the Federal Aviation Administration on July 9, 2015 and assigned Conveyance No. KT013830, and as further assigned, assumed and amended by that certain Assignment, Assumption and Amendment Agreement dated as of August 22, 2016 among CITLC, as assignor, Lessor, as assignee, and Lessee, which was recorded by the Federal Aviation Administration on August 23, 2016 and assigned Conveyance No. SD009963, and as further amended by that certain Amendment Number Four to Aircraft Lease Agreement dated as of February 23, 2018, recorded by the Federal Aviation Administration on March 21, 2018 and assigned Conveyance No. DV022033 (the "Lease");

WHEREAS, pursuant to the Lease, Lessee is currently leasing from Lessor one (1) Boeing 737-73V aircraft bearing Manufacturer's serial number 30241 and United States Registration Number N710SY and two (2) CFM International Inc. model CFM56-7B22 (also described in the FAA records as model CFM56-7B20) aircraft engines bearing manufacturer’s serial numbers 889727 and 889728 (as more fully described and defined in the Lease, the "Aircraft"); and

WHEREAS, Lessee and Lessor desire amend certain provisions of the Lease as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein set forth, Lessor and Lessee hereby agree as follows:

Lease Amendment Number Five
Wells Fargo Trust Company, N.A. / Sun Country, Inc.
B737-700 / MSN 30241

AGREEMENT

1.	Definitions.

“Return Modification Amount” has the meaning given to such term on Schedule 1 hereto.

Capitalized terms not otherwise defined herein shall have the meanings given to them in the Lease.

2.	Amendments to Lease.

2.1

The amendments to the Lease set forth in this Amendment shall be deemed effective upon execution of this Amendment. Lessee shall pay to Lessor the Return Modification Amount during the last calendar month of the Term, but in any event not later than the Expiration Date. Lessor and Lessee agree that in the event that Lessee fails to pay the Return Modification Amount in accordance with this Amendment, the revisions agreed to in Clause 2.2 below shall be null and void thus having the effect of restoring Exhibit B to the terms agreed to by the parties prior to the date of this Amendment.

2.2	Exhibit B to Aircraft Lease Agreement (Return Condition Requirements)

Exhibit B shall be amended as follows:

(a)     GENERAL. Exhibit B, GENERAL section is hereby amended by deleting the following sub-sections in their entirety :

(i)     The text of sub-section (2): “(2) The Aircraft exterior shall be washed and the interior shall be clean. The cockpit shall be repainted if required to eliminate existing stains, excessive wear, and inappropriate markings. Placards shall be replaced if unreadable, missing or not in the English language.”;

(ii)    The text of sub-section (7): “(7) Cockpit windows shall have no crazing or delamination that exceed maintenance manual allowable limits, and passenger compartment windows shall have no crazing that obstructs the view from the windows. All equipment and furnishings in the interior of the Aircraft which are defective, damaged, or excessively worn shall be repaired or replaced by Lessee.”;

(iii)   The text of sub-section (10): “(10) At the end of the Term, Lessee shall obtain an export certificate of airworthiness for the Aircraft and Lessor shall reimburse Lessee at Lessee's Actual Cost for the cost of any modifications required for the Aircraft to comply with the import requirements of such other country.”; and

Lease Amendment Number Five
Wells Fargo Trust Company, N.A. / Sun Country, Inc.
B737-700 / MSN 30241

(iv)    The text of sub-section (11): “(11) Prior to the Expiration Date, all temporary repairs accomplished during the Term, including repairs using blind fasteners (except to the extent that the use of blind fasteners is considered a permanent repair in accordance with the Airframe Manufacturer's structural repair manual for the Aircraft) and those requiring repetitive inspections or future upgrading, shall be upgraded to a permanent repair and all external doublers (scab patches) installed during the Term shall be replaced with flush repairs, all in accordance with the Manufacturer's maintenance manual, structural repair manual, or other FAA and Airframe Manufacturer approved data, provided, however, such replacement of a doubler shall not be required where installation of such doubler is (i) the only approved repair in accordance with the Manufacturer's maintenance manual, structural repair manual or other FAA approved data, (ii) the result of a Manufacturer recommended service bulletin accomplishment, or (iii) where a flush repair cannot be accomplished due to inaccessibility of the area.”

(b)     PAINT. Exhibit B, PAINT is hereby amended by deleting in its entirety the following text of sub-section (1):

(i)     “(1) The Aircraft fuselage including radome, wing to body fairings, wheel well doors, vertical stabilizer, and engine cowlings (if previously painted) shall be prepared for repainting in accordance with the Airframe Manufacturer’s recommended procedures, and the fuselage shall be repainted white using a quality paint acceptable to Lessor. All other areas of the Aircraft where paint is peeled, chipped or worn out, including control surfaces shall be restored as necessary to provide a uniform appearance. Preparation for such repainting shall include restoration of aerodynamic sealer in areas requiring aerodynamic sealer due to deterioration or missing sealant. All required placards and markings shall be in the English language and shall be replaced if not in English, or if deteriorated.”

(c)     AIRFRAME. Exhibit B, AIRFRAME is hereby amended and restated in its entirety as follows:

(i)     “(2) Immediately prior to redelivery of the Aircraft to Lessor, the Aircraft shall have no overdue tasks required by the MPD.”

(d)     INTERIOR. Exhibit B, INTERIOR is hereby amended and restated in its entirety as follows:

(i)     “The Aircraft shall be in the same configuration (including, but not limited to, interior seating configuration, galleys and lavatories) as at the time of Lessee’s last revenue flight.”

(e)     INSPECTION. Exhibit B, INSPECTION is hereby deleted in its entirety and restated as follows:

(i)     “The Aircraft is to be returned in serviceable condition with redelivery in Marana, Arizona.”

Lease Amendment Number Five
Wells Fargo Trust Company, N.A. / Sun Country, Inc.
B737-700 / MSN 30241

3.	REPRESENTATIONS AND WARRANTIES

3.1	Lessor's Representations and Warranties. Lessor hereby represents and warrants to Lessee as of the date of this Amendment that:

3.1.1.

Lessor (i) is a national banking association organized, validly existing and in good standing under the laws of the United States of America and (ii) has the power and authority to enter into and perform its obligations under this Amendment;

3.1.2.

the execution and delivery by Lessor of this Amendment, the consummation by Lessor of the transactions contemplated herein and compliance with the terms and provisions hereof and thereof are within Lessor's corporate powers, do not and will not result in a violation of Lessor's charter, by-laws or other constitutional documents as currently in effect;

3.1.3.

the Lease, as amended by this Amendment, will constitute the legal, valid and binding and enforceable obligation of Lessor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general application affecting the enforcement of creditors' rights and general principles of equity (regardless of whether such proceeding is considered a proceeding in equity or at law); and

3.1.4.

Lessor has received every consent, approval or authorization of, and has given every notice to, each Governmental Authority having jurisdiction with respect to the execution, delivery or performance of this Amendment and the performance of the Lease, as amended by this Amendment, and each other Operative Agreement (including all monetary and other obligations hereunder) that is required for Lessor to execute and deliver this Amendment and each other document to which it is a party, and to perform the transactions contemplated hereby and thereby, and each such consent, approval or authorization is valid and effective and has not been revoked.

3.2	Lessee's Representations and Warranties. Lessee hereby represents and warrants to Lessor as of the date of this Amendment that:

3.2.1.

Lessee (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, U.S.A. and (ii) has the requisite company power and authority to enter into and perform its obligations under this Amendment;

3.2.2.

the execution and delivery by Lessee of this Amendment, the consummation by Lessee of the transactions contemplated herein and compliance with the terms and provisions hereof and thereof are within Lessee's corporate powers, do not and will not result in a violation of Lessee's charter, by-laws or other constitutional documents as currently in effect;

Lease Amendment Number Five
Wells Fargo Trust Company, N.A. / Sun Country, Inc.
B737-700 / MSN 30241

3.2.3.

the Lease, as amended by this Amendment, will constitute the legal, valid and binding and enforceable obligation of Lessee, except as such enforceability may be  limited by bankruptcy, insolvency, reorganization and other laws of general application affecting the enforcement of creditors' rights and general principles of equity (regardless of whether such proceeding is considered a proceeding in equity or at law); and

3.2.4.

Lessee has received every consent, approval or authorization of, and has given every notice to, each Governmental Authority having jurisdiction with respect to the execution, delivery or performance of this Amendment and the performance of the Lease, as amended by this Amendment, and each other Operative Agreement (including all monetary and other obligations hereunder) that is required for Lessee to execute and deliver this Amendment and each other document to which it is a party, and to perform the transactions contemplated hereby and thereby, and each such consent, approval or authorization is valid and effective and has not been revoked.

4.	No Other Modification.

Except as specifically provided in this Amendment, all of the terms and conditions of the Lease, including but not limited to all of Lessee's obligations and liabilities set forth therein, remain unmodified and are in full force and effect and the parties hereto hereby ratify the same. On and after the date hereof, each reference in the Lease to "this Lease", "hereunder", "hereof", or words of like import referring to the Lease shall mean and be a reference to the Lease as amended by this Amendment.

5.	Miscellaneous.

5.1

Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

5.2

Counterparts. This Amendment may be executed simultaneously in two or more counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.3	Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of Lessee, Lessor and their respective successors and assigns.

5.4

Entire Agreement. This Amendment (including all Appendices hereto) constitutes the entire agreement of Lessor and Lessee concerning the revisions to the Lease set forth in Section 2 hereof, and any prior or contemporaneous written or oral understandings with regard to the subject matter hereof are superseded hereby in their entirety.

Lease Amendment Number Five
Wells Fargo Trust Company, N.A. / Sun Country, Inc.
B737-700 / MSN 30241

5.5

Transaction Costs. Whether or not the transactions contemplated hereby are consummated, each party hereto agrees to pay its own costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment and any other documents delivered in connection herewith, including without limitation the fees, expenses and disbursements of counsel, except as otherwise expressly set forth herein. Lessee and Lessor agree to share 50/50 the costs, including attorneys' fees and disbursements, incurred as legal fees and disbursements for McAfee & Taft, FAA counsel.

5.6	Time is of the Essence. Time and strict and punctual performance are of the essence with respect to each provision of this Amendment.

5.7

Further Assurances. Each of Lessor and Lessee hereby confirms for the benefit of the other party that it will promptly and duly execute and deliver any such further documents and assurances and take such further actions as the other party hereto may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Amendment.

[SIGNATURE PAGE FOLLOWS]

Lease Amendment Number Five
Wells Fargo Trust Company, N.A. / Sun Country, Inc.
B737-700 / MSN 30241

IN WITNESS WHEREOF, Lessor and Lessee have caused their duly authorized officers to execute and deliver this Amendment Number Five to Aircraft Lease Agreement as of the date first above written.

SUN COUNTRY, INC.	WELLS FARGO TRUST COMPANY
Lessee	NATIONAL ASSOCIATION (f/k/a Wells
Fargo Bank Northwest, National
Association), not in its individual capacity,
but solely as owner trustee
Lessor

By:	By: /s/ Hillary Pavia

Name:	Name: Hillary Pavia

Title:	Title: Vice President

TO THE EXTENT, IF ANY, THAT THIS AMENDMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS DOCUMENT MAY BE PERFECTED THROUGH THE TRANSFER OR POSSESSION OF ANY ORIGINAL OR COPY HEREOF OTHER THAN THAT MARKED "CHATTEL PAPER ORIGINAL".

Lease Amendment Number Five
Wells Fargo Trust Company, N.A. / Sun Country, Inc.
B737-700 / MSN 30241

IN WITNESS WHEREOF, Lessor and Lessee have caused their duly authorized officers to execute and deliver this Amendment Number Five to Aircraft Lease Agreement as of the date first above written.

SUN COUNTRY, INC.	WELLS FARGO TRUST COMPANY
Lessee	NATIONAL ASSOCIATION (f/k/a Wells
Fargo Bank Northwest, National
Association), not in its individual capacity,
but solely as owner trustee
Lessor

By: /s/ Jude Bricker	By:

Name: Jude Bricker	Name:

Title: President and CEO	Title:

TO THE EXTENT, IF ANY, THAT THIS AMENDMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINE D IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS DOCUMENT MAY BE PERFECTED THROUGH THE TRANSFER OR POSSESSION OF ANY ORIGINAL OR COPY HEREOF OTHER THAN THAT MARKED "CHATTEL PAPER ORIGINAL".

Lease Amendment Number Five
Wells Fargo Trust Company, N.A. / Sun Country, Inc.
B737-700 / MSN 30241

Schedule 1 – Confidential Terms

“Return Modification Amount” means an amount equal to [                                ] Dollars (US$[             ]) which constitutes the “Buyout Offer” defined in Amendment Number Two to the Aircraft Lease Agreement.

Lease Amendment Number Five
Wells Fargo Trust Company, N.A. / Sun Country, Inc.
B737-700 / MSN 30241